                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 14, 1999

                       FRIEDE GOLDMAN INTERNATIONAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      MISSISSIPPI                            0-22595                        72-1362492
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

                      525 EAST CAPITOL STREET, 7th FLOOR
                          JACKSON, MISSISSIPPI  39201
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                (601) 352-1107
                        (REGISTRANT'S TELEPHONE NUMBER,
                             INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

          On September 14, 1999, the Friede Goldman International Inc., a Mississippi corporation (the "Company"), and Halter Marine Group, Inc., a Delaware corporation ("Halter Marine"), entered into an amendment (the "Amendment") to the Agreement and Plan of Merger, dated June 1, 1999, between the Company and Halter Marine.

          A copy of the Amendment and the joint press release of the Company and Halter Marine announcing the Amendment are attached hereto as Exhibits 99.1 and
99.2 respectively. The Amendment and the joint press release are hereby incorporated by reference in their entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     None.

     (B) PRO FORMA FINANCIAL INFORMATION

     None.

     (C)  EXHIBITS

     Exhibit 99.1   --   Amendment No. 1, dated September 14, 1999, between
                         Friede Goldman International Inc. and Halter Marine
                         Group, Inc. to the Agreement and Plan of Merger, dated
                         June 1, 1999, between Friede Goldman International Inc.
                         and Halter Marine Group, Inc.

     Exhibit 99.2   --   Joint Press Release, dated September 14, 1999, of
                         Friede Goldman International Inc. and Halter Marine
                         Group, Inc.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FRIEDE GOLDMAN INTERNATIONAL INC.


Date:   September 15, 1999

                              By:   /s/ James A. Lowe, III
                                    ----------------------
                                    James A. Lowe, III
                                    General Counsel and Secretary

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

                                 EXHIBIT INDEX

     Exhibit No.
     -----------


     Exhibit 99.1   --   Amendment No. 1, dated September 14, 1999, between
                         Friede Goldman International Inc. and Halter Marine
                         Group, Inc. to the Agreement and Plan of Merger, dated
                         June 1, 1999, between Friede Goldman International Inc.
                         and Halter Marine Group, Inc.

     Exhibit 99.2   --   Joint Press Release, dated September 14, 1999, of
                         Friede Goldman International Inc. and Halter Marine
                         Group, Inc.



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